UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 1001 Winstead Drive Cary, NC (Address of principal executive offices)	1-07155 (Commission File Number) Registrant’s telephone number, including area code: (919) 297-1600	13-2740040 (IRS Employer Identification No.) 27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 9, 2008, certain members of R.H. Donnelley Corporation’s management team are scheduled to attend and deliver a slide presentation at an industry conference sponsored by Deutsche Bank Securities Inc. A copy of the presentation materials are attached hereto as exhibit 99.1.

None of the contents of this Form 8-K are incorporated by reference into any registration statement or other document of the Company and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given June 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Corporate Secretary

Date: June 9, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given June 9, 2008.

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